THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated August 10, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your individual annuity contract. This Supplement should be read in conjunction with the prospectus (the “Prospectus”) filed therein. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect:

●
Appendix A – Investment Options Available Under The Contract; and
●
Appendix B – Investment Requirements.

Appendix A – Investment Options Available Under The Contract:

Addition of a New Investment Option: On or about August 17, 2026, the following fund will be added as an investment option under your Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
To generate high income while providing reduced downside risk through exposure to the MerQube US Large-Cap Vol Advantage Autocallable VIP Index (the “Autocallable Index”).	Calamos U.S. Equity Autocallable VIP Fund – Class II	1.16%*	N/A	N/A	N/A

*This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, the fund’s annual expenses reflect temporary expense reductions.

For more complete information about the fund, including its principal investment strategies and principal risks, please refer to the underlying fund prospectus.

Appendix B – Investment Requirements:

If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the Prospectus, according to which Living Benefit Rider you own and when you elected that Living Benefit Rider. Please refer to your Prospectus to determine if you are subject to Investment Requirements. The change outlined below is effective for August 17, 2026, and is in addition to the existing Investment Requirements in your Prospectus. All other provisions of Investment Requirements remain unchanged.

The Calamos U.S. Equity Autocallable VIP Fund is not available under any Investment Requirements described in the Prospectus.

You may obtain additional information, including underlying fund prospectuses, by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.